Exhibit 10.1

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2025 by and among DayOne Data Centers Limited (formerly known as DigitalLand Holdings Limited) (the “Company”), a Cayman Islands exempted company with limited liability, each investor identified on Schedule 1 under the headings “Ordinary Shareholder”, “Series A Investor”, “Series B Investor” and “Series C Investor” (each an “Investor” and, collectively, the “Investors”), and any Additional Investor (as defined below) that becomes a party to this Agreement in accordance with Section 3.17 hereof.

RECITALS

WHEREAS, each Investor identified in Part 2 of Schedule 1 hereto is a holder of certain Series A preferred shares, par value US$0.00005 per share of the Company (the “Series A Preferred Shares,” and each such Investor, a “Series A Investor”); each Investor identified in Part 3 of Schedule 1 hereto is a holder of certain Series B preferred shares, par value US$0.00005 per share of the Company (the “Series B Preferred Shares,” and each such Investor, a “Series B Investor”); and each investor identified in Part 4 of Schedule 1 hereto has subscribed from the Company certain Series C preferred shares, par value US$0.00005 per share of the Company (the “Series C Preferred Shares,” and each such Investor, a “Series C Investor”), on the terms and conditions set forth in the Series C Preferred Share Subscription Agreement, dated as of December 27, 2025, by and among the Company and the investors named therein (as may be further amended or restated from time to time, the “Series C Subscription Agreement”);

WHEREAS, the Company and certain Investors had entered into the Investor Rights Agreement, dated as of July 12, 2024, as amended and restated by the Amended and Restated Investor Rights Agreement, dated as of December 31, 2024 (the “Series B IRA”); and

WHEREAS, the parties hereto desire to enter into this Agreement to amend and restate the Series B IRA as set forth herein pursuant to Section 3.15 of the Series B IRA.

NOW, THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Series B IRA shall be amended and restated in its entirety, as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

“Additional Investor” has the meaning set forth in the Shareholders Deed;

“Affiliate” means, (a) with respect to any Person that is a natural person, (i) any other Person that is directly or indirectly Controlled by such Person, (ii) such Person’s spouse, lineal descendant (whether natural or adopted), brother, sister, or parent, or (iii) any estate, trust or partnership that is established by or for the benefit of such Person and/or any other Person described in sub-clause (ii), in each case, that is directly or indirectly Controlled by such Person and/or any other Person described in sub-clause (ii), and (b) with respect to any Person that is not a natural person, other than as specifically set forth on Schedule 7 of the Shareholders Deed, any other Person that is directly or indirectly Controlling, Controlled by or under common Control with such Person; provided, that in each of the foregoing cases, no holder of Securities shall be deemed an Affiliate of the Company or any other security holder of the Company, in each case, solely by reason of any investment in the Company or the existence or exercise of any rights or obligations under the Articles or the Shareholders Deed or in respect of the Securities held by such security holder insofar as such investment, rights or obligations do not otherwise give rise to any Control in respect of or by the Company or such other security holder of the Company, as applicable. The term “Affiliated” has the meaning correlative to the foregoing;

“Aggregate Ownership” means, with respect to any Person or group of Affiliated Persons, the total number of Shares (as determined on an Ordinary Share Equivalents basis) beneficially owned by such Person or group of Affiliated Persons as of the date of such calculation;

“Aggregate Ownership Percentage” means, with respect to any Person or group of Affiliated Persons, the quotient (expressed as a percentage) obtained by dividing (a) the Aggregate Ownership of such Person or group of Affiliated Persons, by (b) the total number of all issued and outstanding Shares (as determined on an Ordinary Share Equivalents basis), as of the date of such calculation;

“Agreement” has the meaning set forth in the Preamble;

“Arbitration” has the meaning set forth in Section 3.06;

“Articles” means the Company’s third amended and restated memorandum and articles of association, as amended or restated from time to time;

“beneficial ownership” or “beneficially own” or similar term means beneficial ownership as defined under Rule 13d-3 under the Exchange Act;

“Board” and “Board of Directors” means the board of directors of the Company;

“Business Day” has the meaning as defined in the Articles;

“CEO” means the chief executive officer of the Company;

“Claim Notice” has the meaning set forth in Section 2.06(c);

“Closing” means the last closing of the transactions contemplated under the Series C Subscription Agreement;

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or other governmental agency administering the securities laws in the jurisdiction in which the Company’s securities are registered or being registered;

“Company” has the meaning set forth in the Preamble;

“Confidential Information” has the meaning set forth in Section 3.01(a);

“Control” means, with respect to any Person, the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, or by effective control whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors (or similar governing body) of such Person; and the terms “Controlled by”, “Controlling” and “under common Control with” have the meaning correlative to the foregoing;

“Demand Registration Request” has the meaning set forth in Section 2.01(a);

“Director(s)” means the director(s) of the Company;

“Email” has the meaning set forth in Section 3.03;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“Form S-3/F-3” has the meaning set forth in Section 2.01(a)(iii);

“GDSH” means GDS Holdings Limited, a Cayman Islands exempted company with limited liability;

“Global Market” means any of the New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market, the London Stock Exchange, the Singapore Exchange, or such other internationally recognized stock exchange approved in writing by the Board;

“Group Company” means the Company and its Subsidiaries from time to time, and “Group Companies” shall mean all of them;

“Investors” has the meaning set forth in the Preamble;

“Joinder Agreement” means a Joinder Agreement substantially in the form set out in Schedule 2 hereto;

“Ordinary Share Equivalents” means (a) with respect to Ordinary Shares, the number of Ordinary Shares, and (b) with respect to any other Shares that are convertible into or exchangeable for Ordinary Shares, the number of Ordinary Shares issuable in respect of the conversion or exchange of such securities into Ordinary Shares;

“Ordinary Shares” means ordinary shares, par value US$0.00005 per share of the Company;

“Permitted Transferee” means any Affiliate of an Investor, provided that, such Affiliate shall be bound by this Agreement as if such Affiliate were a party, provided, further that, prior to such Affiliate ceasing to be an Affiliate of the Investor, such Affiliate shall transfer such Securities so transferred back to the Investor or another Affiliate of the Investor in compliance with this Agreement;

“Person” means an individual, corporation, exempted company, exempted limited partnership, partnership, limited liability company, association, trust, unincorporated organization, or other entity;

“Public Listing” means a listing or registration of any Ordinary Shares (or equity securities representing any Ordinary Shares) on a Global Market.

“Recapitalization” means any share split, share dividend, share combination or consolidation, recapitalization, reclassification or other similar event in relation to the shares of the Company;

“register,” “registered” and “registration” means (a) a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, or (b) in the context of a public offering in a jurisdiction other than the United States, a registration, qualification or filing under the applicable securities laws of such other jurisdiction;

“Registrable Securities” means (a) the Subject Shares, (b) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the foregoing; (c) any other Ordinary Shares owned or hereafter acquired by an Investor; (d) any Ordinary Shares issued or issuable in respect of the Shares described in (a) to (c) above upon any Recapitalization or otherwise issued or issuable with respect to such Shares; and (e) any depositary receipts issued by an institutional depositary upon deposit of any of the foregoing. Notwithstanding the foregoing, “Registrable Securities” shall not include any Registrable Securities sold by a Person in a transaction in which rights under Article II are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144, or in a registered offering, or otherwise;

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2.01, 2.02 and 2.03 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of one counsel for all Shareholders, and any fee charged by any depositary bank, transfer agent or share registrar, but excluding Selling Expenses. For the avoidance of doubt and subject to Section 2.01(d), the Company shall pay all expenses incurred in connection with a registration pursuant to Article II notwithstanding the cancellation or delay of the registration proceeding for any reason;

“Requisite Investor(s)” means any Investor or Investors whose Aggregate Ownership Percentages, individually or collectively, exceeds five percent (5%);

“Rule 144” means Rule 144 promulgated under the Securities Act;

“Rule 145” has the meaning set forth in Section 2.01(a)(i);

“Securities” means any Share or any equity interest of, or shares of any class in the share capital (ordinary, preferred or otherwise) of, the Company and any convertible securities, options, warrants and any other type of equity or equity-linked securities convertible, exercisable or exchangeable for any such equity interest or shares of any class in the share capital of the Company;

“Securities Act” means the United States Securities Act of 1933 as amended from time to time;

“Selling Expenses” means all underwriting discounts and selling commissions;

“Series A Preferred Shares” has the meaning set forth in the Recitals;

“Series B IRA” has the meaning set forth in the Recitals;

“Series B Preferred Shares” has the meaning set forth in the Recitals;

“Series C Preferred Shares” has the meaning set forth in the Recitals;

“Series C Subscription Agreement” has the meaning set forth in the Recitals;

“Shareholder” or “Shareholders” means Persons who hold the Shares from time to time;

“Shareholders Deed” means the second amended and restated shareholders deed, dated as of the date hereof, by and among the Company and the other parties named therein, as may be further amended or restated from time to time;

“Shares” means the shares in the capital of the Company from time to time, including the Ordinary Shares, the Series A Preferred Shares, the Series B Preferred Shares and the Series C Preferred Shares;

“Shelf Takedown” has the meaning set forth in Section 2.03(c);

“SIAC” has the meaning set forth in Section 3.06;

“SIAC Rules” has the meaning set forth in Section 3.06;

“Subject Shares” means the Ordinary Shares issuable upon conversion of the Series A Preferred Shares, the Series B Preferred Shares or the Series C Preferred Shares held by or issued to the Investors, or the Ordinary Shares held by or issued to GDSH as at the Closing, as applicable;

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, trust or other entity or organization, whether incorporated or unincorporated, which is Controlled by such Person;

“Transaction Documents” means this Agreement, the Shareholders Deed, the Series C Subscription Agreement and each of the other agreements and documents entered into or delivered by the parties hereto in connection with the transactions contemplated by the Series C Subscription Agreement;

“Violation” has the meaning set forth in Section 2.06(a).

Section 1.02 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement;

(b) the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(e) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(f) references to a Person are also to its successors and permitted assigns; and

(g) the use of the term “or” is not intended to be exclusive.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Demand Registration.

(a) Request by Investor. Subject to the terms and conditions of this Agreement, commencing after one hundred eighty (180) days following the consummation of the first Public Listing, any Requisite Investor(s) shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for registration, qualification or compliance of all or part of the Registrable Securities held by such Requisite Investor(s). The Company shall use its best efforts to effect, within thirty (30) Business Days of such request, such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, subject only to the limitations of this Section 2.01. Any such registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration”, provided that, the Company shall not be obligated to effect any such registration requested by any Requisite Investor(s):

(i) during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration pursuant to this Section 2.01(a), a registration of securities in a transaction under Rule 145 promulgated under the Securities Act (“Rule 145”), or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective;

(ii) after the Company has effected two (2) such registrations requested by such Investor (but not the other Investors) pursuant to this Section 2.01(a), and each such registration has been declared or ordered effective; or

(iii) if such Investor may dispose of shares of Registrable Securities pursuant to an effective registration statement on Form S-3 or Form F-3 under the Securities Act as in effect on the date hereof or any successor form under the Securities Act (“Form S-3/F-3”) pursuant to a request made under Section 2.03 hereof.

(b) Underwriting. If any Requisite Investor(s) intends to distribute the Registrable Securities covered by its request by means of an underwriting, then such Requisite Investor(s) shall so advise the Company as a part of such Requisite Investor(s)’ request made pursuant to this Section 2.01. In the event of an underwritten offering, the right of any Investor to include its Registrable Securities in such registration shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein. If the Investor proposes to distribute its securities through such an underwriting, it shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by it and reasonably acceptable to the Company. The managing underwriter shall be approved by the Company and holders of a majority of the Registrable Securities to be sold in such offering (in each case, which approval will not be unreasonably withheld or delayed). Notwithstanding any other provision of this Section 2.01, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise the Investor, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then held by each Investor requesting registration (including the Requisite Investor(s)); provided, however, that the number of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including, without limitation, all shares that are not Registrable Securities and are held by any other Person, including, without limitation, any Person who is an employee, officer or director of any of the Group Companies; provided, further that if the number of Registrable Securities to be included in such underwriting and registration is less than the number of Registrable Securities requested to be registered in the Demand Registration Request, then such underwritten offering shall not count towards the two (2) registrations referred to in Section 2.01(a)(ii). If any Investor disapproves of the terms of any such underwriting, such Investor may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities and/or other securities so excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. The Investor and all Persons that are Affiliates of such Investor shall be deemed to be a single “Shareholder,” and any pro rata reduction with respect to such “Shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder,” as defined in this sentence.

(c) Deferral. Notwithstanding the foregoing, if the Company shall furnish to the Investors following a request of the filing of a registration statement pursuant to this Section 2.01, a certificate signed by CEO of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its Shareholders for such registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of such Investor; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided, further that during such ninety (90) day period, the Company shall not file any registration statement pertaining to the public offering of any securities of the Company.

(d) Expenses. The Company shall pay all Registration Expenses. If any Investor participates in a registration pursuant to this Section 2.01, such Investor shall bear its proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities on behalf of such Investor. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.01 if the registration request is subsequently withdrawn at the request of the Requisite Investor(s), unless such Requisite Investor(s) agree that such registration constitutes the use by the Requisite Investor(s) of one (1) Demand Registration pursuant to this Section 2.01; provided, further, however, that if at the time of such withdrawal, the Requisite Investor(s) have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Requisite Investor(s) at the time of their request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change, then the Requisite Investor(s) shall not be required to pay any of such expenses and such registration shall not constitute the use of a Demand Registration pursuant to this Section 2.01.

Section 2.02 Piggyback Registrations.

(a) Notice of Registration. The Company shall notify each Investor in writing at least thirty (30) days prior to registration of any of its securities, either for its own account or the account of a security holder or holders (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) any employee benefit plan, or (ii) any corporate reorganization) and will afford such Investor an opportunity to include in such registration all or any part of the Registrable Securities then held by it. If any Investor desires to include in any such registration (and any related qualifications under blue sky laws or other compliance) and in any underwriting involved therein, all or any part of the Registrable Securities held by such Investor, such Investor shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Investor wishes to include in such registration statement. If any Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If a registration under which the Company gives notice under this Section 2.02 is for an underwritten offering, then the Company shall so advise the Investors. In such event, the right of any Investor’s Registrable Securities to be included in a registration pursuant to this Section 2.02 shall be conditioned upon such Investor’s participation in such underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting to the extent provided herein. If any Investor proposes to distribute its Registrable Securities through such underwriting, such Investor shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, (x) if the registration was undertaken pursuant to a request by a Shareholder, then first to each of the Shareholders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Shareholder, and second, to the Company, and (y) if the registration was undertaken for the Company’s account or in relation to the first Public Listing, then first to the Company, and second, to each of the Shareholders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Shareholder; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the aggregate number of Registrable Securities for which inclusion has been requested, even if this will cause the Company to reduce the number of shares it wishes to offer; and (ii) all shares that are not Registrable Securities and are held by any other Person, including, without limitation, any Person who is an employee, officer or director of any of the Group Companies shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Investor disapproves of the terms of any such underwriting, such Investor may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. The Investor and all corporations that are Affiliates of such Investor shall be deemed to be a single Shareholder, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Shareholder”, as defined in this sentence.

(c) Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration under this Section 2.02. If any Investor participates in a registration pursuant to this Section 2.02, such Investor shall bear its proportionate share (based upon the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities on behalf of Shareholders.

(d) Not a Demand Registration. Registration pursuant to this Section 2.02 shall not be deemed to be a Demand Registration as described in Section 2.01 above. Except as otherwise provided herein, there shall be no limit on the number of times any Investor may request registration of Registrable Securities under this Section 2.02.

Section 2.03 Form S-3/F-3 Registration. (a) The Company shall use its reasonable best efforts to qualify for registration on Form S-3/F-3 or any comparable or successor form as early as possible and use best efforts to maintain such qualification thereafter. If the Company is qualified to use Form S-3/F-3, any Investor shall have a right to request at such time from time to time (such request shall be in writing) that the Company effect a registration on either Form S-3/F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Investor, and upon receipt of each such request, the Company will:

(i) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Investor’s Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.03:

(A) if Form S-3/F-3 becomes unavailable for such offering by the Investors;

(B) if such Investor, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$3,000,000; or

(C) if the Company has effected a registration pursuant to this Section 2.03 during the preceding three (3) month period.

(b) Expenses. The Company shall pay all Registration Expenses incurred in connection with each registration requested pursuant to this Section 2.03. Each Investor shall bear its proportionate share (based upon the total number of shares sold in such registration other than for the account of the Company) of all Selling Expenses incurred in connection with such registration of securities.

(c) Shelf Takedown. Each Investor shall be entitled, at any time and from time to time when a Form S-3/F-3 is effective, to sell any or all of its Registrable Securities covered by such Form S-3/F-3 (a “Shelf Takedown”); provided that, except as otherwise provided herein, each Investor may not effect a Shelf Takedown for more than two (2) times in each twelve (12) month period or more than four (4) times in the aggregate pursuant to this Section 2.03.

(d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to the Investors a certificate signed by the CEO of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its Shareholders for such Form S-3/F-3 registration statement to be filed, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of an Investor; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided, further that during such ninety (90) day period, the Company shall not file any registration statement pertaining to the public offering of any securities of the Company.

(e) Not Demand Registration. Form S-3/F-3 registrations shall not be deemed to be Demand Registrations as described in Section 2.01 above.

(f) Underwriting. If any Investor requests to sell any Registrable Securities registered pursuant to such Form S-3/F-3 pursuant to an underwriting offering, the provisions of Section 2.01(b) shall apply mutatis mutandis.

Section 2.04 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall keep any Investor owning any of the relevant Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof, and shall, at its expense and as expeditiously and as reasonably possible:

(a) Registration Statement. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep any such registration statement effective for a period of one hundred and twenty (120) days or until such Investor has completed the distribution described in the registration statement relating thereto, whichever occurs first.

(b) Amendments and Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act or other applicable securities laws with respect to the disposition of all securities covered by such registration statement.

(c) Registration Statements and Prospectuses. Furnish to such Investor such number of copies of registration statements and prospectuses, including a preliminary prospectus, in conformity with the requirements of the Securities Act or other applicable securities laws, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.

(d) Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by such Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) Deposit Agreement. If the registration relates to an offering of depositary shares or other securities representing Shares deposited pursuant to a deposit agreement or similar facility, cause the depositary under such agreement or facility to accept for deposit under such agreement or facility all Registrable Securities requested by such Investor to be included in such registration in accordance with this Agreement.

(f) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Investor shall also enter into and perform its obligations under such an agreement.

(g) Notification. Notify such Investor at any time when a prospectus relating to its Registrable Securities is required to be delivered under the Securities Act or other applicable securities laws of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h) Opinion and Comfort Letter. Furnish, at the request of such Investor, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purpose of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to such Investor, addressed to the underwriters, if any, and to such Investor and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to such Investor, addressed to the underwriters, if any, and such Investor.

(i) Listing on Securities Exchange(s). Cause all such Registrable Securities registered pursuant hereto to be listed on an internationally recognized exchange, for long as the Company’s securities are listed on such exchange.

Section 2.05 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.01, 2.02 or 2.03 with respect to the Registrable Securities of any Investor, that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably requested in writing by the Company to timely effect the registration of its Registrable Securities.

Section 2.06 Indemnification. The following indemnification provisions shall apply in the event any Registrable Securities are included in a registration statement under Sections 2.01, 2.02 or 2.03:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, its partners, officers, directors, employees, trustees, legal counsel and any underwriter (as determined in the Securities Act) for such Investor and each Person, if any, who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act against any expenses, losses, claims, damages, or liabilities (joint or several) (or actions in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other applicable law, insofar as such expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, offering circular, preliminary prospectus, final prospectus or other document, or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

(iii) any violation or alleged violation of the Securities Act, the Exchange Act, any federal or state or foreign securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or other applicable securities law in connection with the offering covered by such registration statement; and the Company will reimburse such Investor, its partners, officers, directors, employees, legal counsel, underwriters or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.06(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Investor, underwriter or controlling Person of such Investor.

(b) By Investor. To the extent permitted by law, each Investor will, severally but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, any underwriter (as determined in the Securities Act) and any other Shareholder selling securities under such registration statement or any of such other Shareholder’s partners, directors, officers, employees, trustees, legal counsel and any underwriter (as determined in the Securities Act) for such Shareholder and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act, against any expenses, losses, claims, damages or liabilities (joint or several) (or actions in respect thereof) to which the Company or any such director, officer, employee, trustee, legal counsel, controlling Person, underwriter or other such Shareholder, partner or director, officer, employee or controlling Person of such other Shareholder may become subject under the Securities Act, the Exchange Act or other applicable law, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, controlling Person, underwriter or other Shareholder, partner, officer, employee, director or controlling Person of such other Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this Section 2.06(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of such Investor, which consent shall not be unreasonably withheld; and provided, further that the total amounts payable in indemnity by such Investor under this Section 2.06(b) plus any amount under Section 2.06(e) in respect of any Violation shall not exceed the net proceeds received by such Investor in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.06 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.06, deliver to the indemnifying party a written notice of the commencement thereof (a “Claim Notice”) and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defence thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, (i) during the period from the delivery of a Claim Notice until retention of counsel by the indemnifying party; and (ii) if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.06 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.06.

(d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and the Investors are subject to the condition that, insofar as they relate to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus or free writing prospectus on file with the Commission at the time the registration statement becomes effective, such indemnity agreement shall not inure to the benefit of any Person if an amended prospectus is filed with the Commission and delivered pursuant to the Securities Act at or prior to the time of sale (including, without limitation, a contract of sale, and as further contemplated by Rule 159 promulgated under the Securities Act) to the Person asserting the loss, liability, claim or damage.

(e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Investor exercising rights under this Agreement, or any controlling Person of such Investor, makes a claim for indemnification pursuant to this Section 2.06 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.06 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Investor or any such controlling Person in circumstances for which indemnification is provided under this Section 2.06; then, and in each such case, the Company and such Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Investor is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and any other selling Shareholders are responsible for the remaining portion; provided, however, that, in any such case: (A) such Investor will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Investor pursuant to such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) Survival. The obligations of the Company and the Investors under this Section 2.06 shall survive until the fifth (5th) anniversary of the completion of any offering of Registrable Securities pursuant to a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

Section 2.07 Rule 144 Reporting. With a view to making available to the Investors the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act or the Exchange Act, at all times after the effective date of the first registration under the Securities Act filed by the Company; and

(c) so long as an Investor owns any Registrable Securities, furnish to such Investor forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual, interim, quarterly or other report of the Company, and (iii) such other reports and documents as such Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

Section 2.08 Termination of the Company’s Obligations. Notwithstanding the foregoing, the Company shall have no obligations pursuant to Sections 2.01, 2.02 or 2.03 with respect to any Registrable Securities proposed to be sold by any Investor in a registered public offering if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by such Investor may then be sold under Rule 144 (i) in one three (3) month period without exceeding the volume limitations thereunder or (ii) without volume limitations.

Section 2.09 Re-Sale Rights. The Company shall use its reasonable best efforts to assist each Investor in the sale or disposition of its Registrable Securities, including the prompt delivery of applicable instruction letters by the Company and legal opinions from the Company’s counsels in forms reasonably satisfactory to such Investor or if applicable, its counsel. In the event the Company has depositary receipts listed or traded on any stock exchange or inter-dealer quotation system, the Company shall pay all costs and fees related to such depositary facility, including conversion fees and maintenance fees for Registrable Securities held by any Investor.

Section 2.10 Transfer of Registration Rights. The rights to cause the Company to register securities granted to any Investor under Sections 2.01, 2.02 and 2.03 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by such Investor in accordance with the terms and conditions of the Shareholders Deed; provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) the Company is given prompt notice of the transfer, (c) such assignee or transferee agrees to be bound by the terms of this Agreement by executing and delivering a Joinder Agreement, and (d) such assignee or transferee is (i) an Affiliate or affiliated fund (United States based or non-United States based) of such Investor, (ii) a family member or trust for the benefit of any shareholder of such Investor, or (iii) a transferee of the Registrable Securities originally issued to such Investor.

ARTICLE III

GENERAL PROVISIONS

Section 3.01 Confidentiality.

(a) Each party hereto hereby agrees that it will, and will cause its respective Affiliates and its and their respective representatives to, hold in strict confidence any non-public records, books, contracts, instruments, computer data and other data and information concerning the other parties hereto (including, for the avoidance of doubt, any information concerning the Company’s ownership information and its shareholders’ beneficial ownership information), whether in written, verbal, graphic, electronic or any other form provided by any party hereto (except to the extent that such information has been (i) previously known by such party on a non-confidential basis from a source other than the other parties hereto or its representatives, provided that, to such party’s knowledge, such source is not prohibited from disclosing such information to such party or its representatives by a contractual, legal or fiduciary obligation to the other parties hereto or its representatives, (ii) in the public domain through no breach of this Agreement by such party, (iii) independently developed by such party or on its behalf, or (iv) later lawfully acquired from other sources) (the “Confidential Information”). In the event that a party hereto is requested or required by law, governmental authority, rules of stock exchanges, or other applicable judicial or governmental order to disclose any Confidential Information concerning any of the other parties hereto, such party shall, to the extent legally permissible, notify the other party prior to making any such disclosure by providing the other party with the text of the disclosure requirement and draft disclosure at least 24 hours prior to making any such disclosure, and, if requested by another party, assist such other party to limit or minimize such disclosure.

(b) The Company, on the one hand, and each Investor, on the other hand, shall not, and shall procure that none of its Affiliates, representatives and agents, use, publish, reproduce or refer to the name of the other party, its Affiliates and/or controlling persons or any similar names, trademarks or logos for any purposes (including for marketing purposes) in connection with this Agreement, the Series C Subscription Agreement, or the transactions contemplated hereby or thereby without such other party’s prior written consent.

Section 3.02 Termination. Unless expressly provided otherwise herein, in addition to the other termination provisions in this Agreement, this Agreement shall terminate, and have no further force and effect, upon the earliest of: (a) a written agreement to that effect, signed by all parties hereto, and (b) with respect to any Investor, the date on which such Investor (together with its Affiliates and Permitted Transferees) no longer holds any Shares.

Section 3.03 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail transmission (“Email”), so long as a receipt of such Email is requested and received) and shall be given:

If to the Company:

PO BOX 309, Ugland House

Grand Cayman, KY1-1104

Cayman Islands

Attention: [***]

Email: [***]

with a copy (which shall not constitute notice) to:

White & Case

16th Floor, York House, The Landmark

15 Queen’s Road Central

Hong Kong

Attention: [***]

Email: [***]

If to the Investors, to the address set forth on Schedule 1 under the heading “Notices”.

A party may change or supplement the addresses given above, or designate additional addresses, for the purposes of this Section 3.03 by giving the other parties written notice of the new address in the manner set forth above.

Section 3.04 Entire Agreement. This Agreement and the other Transaction Documents, together with all the schedules and exhibits hereto and thereto and the certificates and other written instruments delivered in connection therewith from time to time on and following the date hereof, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof and thereof. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, this Agreement amends, restates and supersedes the Series B IRA in its entirety.

Section 3.05 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to conflict of law principles.

Section 3.06 Dispute Resolution. Any dispute, controversy, difference or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, performance, breach, termination or the parties’ rights and obligations hereunder, or any dispute regarding non-contractual obligations arising out of or relating to it shall be referred to and finally resolved by arbitration (the “Arbitration”) administered by the Singapore International Arbitration Centre (“SIAC”) in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC Rules”) for the time being in force, which rules are deemed to be incorporated by reference in this Section 3.06. The law of this arbitration clause shall be the law of the State of New York. The tribunal shall comprise three (3) arbitrators appointed in accordance with the SIAC Rules. The seat of the Arbitration shall be Singapore. The language of the Arbitration shall be English. Any award shall be final and binding upon the parties concerned. Judgment on the award may be entered and enforced by any court of competent jurisdiction. Each party may at any time request from any competent judicial authority any interim or conservatory measure.

Section 3.07 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then such provision shall be construed, to the extent feasible, so as to render the provision enforceable and to provide for the consummation of the transactions contemplated hereby on substantially the same terms as originally set forth herein, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement, which shall remain in full force and effect unless the severed provision is essential to the rights or benefits intended by the parties. In such event, the parties shall use commercially reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement, which most nearly effects the parties’ intent in entering into this Agreement.

Section 3.08 Assignments and Transfers; No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the Company and the Investors hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party.

Section 3.09 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto shall inure to the benefit of and be enforceable by any transferee of Registrable Securities held by the Investors but only to the extent of such transfer. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, that an Investor may transfer or assign its rights, interests, or obligations hereunder in connection with a sale, transfer or assignment of any Shares to any Permitted Transferee, provided that, prior to any such transfer or assignment, such Permitted Transferee shall agree to be bound by the terms of this Agreement as a party to this Agreement (and, to the extent applicable, in the same capacity as if the transferee was the transferor) in a written instrument in form and substance reasonably satisfactory to the other parties hereto.

Section 3.10 Construction. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of authorship of any of the provisions of this Agreement.

Section 3.11 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. A “PDF” signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

Section 3.12 Aggregation of Shares. All Securities held or acquired by each Investor and/or its Affiliates and Permitted Transferees shall be aggregated together for the purpose of determining the availability of any rights of such Investor under this Agreement.

Section 3.13 Conflict with Articles and Shareholders Deed. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Articles and the Shareholders Deed, the parties agree that the Articles and the Shareholders Deed shall prevail, and subject to the foregoing, the parties shall act so as to effect the intent of this Agreement to the greatest extent possible under the circumstances. The Company agrees that in the event that any holder of Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares or Ordinary Shares is, after the date of this Agreement, granted any registration rights that are more favourable to such other holder than those rights provided to the Investors pursuant to Article II hereof, the Investors shall be promptly notified in writing of such modification to the rights and the Company shall amend this Agreement to grant the Investors the same rights from the date that those rights are provided to such other holder.

Section 3.14 Specific Performance. The parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedies at law or in equity, the parties to this Agreement shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement without posting any bond or other undertaking.

Section 3.15 Amendment; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by (a) the Company, (b) GDSH, (c) holders of a majority of the Series A Preferred Shares held by the Investors, (d) holders of a majority of the Series B Preferred Shares held by the Investors, and (e) holders of a majority of the Series C Preferred Shares held by the Investors and Additional Investors who are parties hereto. The observance of any provision in this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the party against whom such waiver is to be effective. Any amendment or waiver effected in accordance with this Section 3.15 shall be binding upon the parties hereof and their respective assigns. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

Section 3.16 Public Announcements. Without limiting any other provision of this Agreement, the parties hereto, to the extent permitted by applicable law, will consult with each other before issuance, and provide each other the opportunity to review, comment upon and agree on any press release or public statement with respect to this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby and the ongoing business relationship among the parties. The parties hereto will not issue any such press release or make any such public statement without the prior written consent of the other party, except as may be required by law or any listing agreement with or requirement of the applicable securities exchange, provided that the disclosing party shall, to the extent permitted by applicable law or any listing agreement with or requirement of the applicable securities exchange, and if reasonably practicable, inform the other parties about the disclosure to be made pursuant to such requirements prior to the disclosure.

Section 3.17 Additional Investors. Each of the parties hereto agrees that, with respect to any Person that becomes an Additional Investor, (a) such Person shall, upon the execution of a Joinder Agreement between the Company and such Person, have the benefit of and be subject to the burden of all the provisions of this Agreement as if it were a party to it in the capacity designated in the Joinder Agreement without any consent or action by the Investors, and (b) the Company is hereby authorized to update Schedule 1 from time to time to reflect the addition of such Person.

[Signature Pages Follow]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

DayOne Data Centers Limited

By:	/s/ William Wei Huang
Name: William Wei Huang
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

GDS Holdings Limited

By:	/s/ William Wei Huang
Name: William Wei Huang
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

HGDC Holdings Limited

By:	/s/ Colm John O’Connell
Name: Colm John O’Connell
Title: Director

HGDK Holdings Limited

By:	/s/ Colm John O’Connell
Name: Colm John O’Connell
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Luminous Knowledge Limited

By:	/s/ Chu Wai Ha
Name: Chu Wai Ha
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Grand Slam Limited

By:	/s/ April BOEY
Name: April BOEY (Alternate Director to Victor VALENCIA)

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Toraken LLC

By:	/s/ John Cullinane
Name: John Cullinane
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Toraken II LLC

By:	/s/ John Cullinane
Name: John Cullinane
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Chausson International Limited

By:	/s/ Jacky Li
Name: Jacky Li
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Brilliant Dynasty Limited

By:	/s/ Jacky Li
Name: Jacky Li
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Princeville Global Datacenter Development Investments Limited

By:	/s/ Joaquin Rodriguez Torres Perrier
Name: Joaquin Rodriguez Torres Perrier
Title: Director

Privatus Nominees Pty Ltd (ACN 649 376 527) as trustee for Princeville Global III ANZ Fund

By:	/s/ Joaquin Rodriguez Torres Perrier
Name: Joaquin Rodriguez Torres Perrier
Title: Attorney in Fact

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Pujiang International Investment Holding Limited

By:	/s/ Jun Chen
Name: Jun Chen
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Pujiang II International Investment Holding Limited

By:	/s/ Jun Chen
Name: Jun Chen
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Tekne Private Ventures XVI, LP

By:	/s/ Benjamin Baker
Name: Benjamin Baker
Title: COO/Authorized Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Harvest Dall Pte Ltd

By:	/s/ Kenneth Gaw
Name: Kenneth Gaw
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Angel System Limited

By:	/s/ Kenneth Gaw
Name: Kenneth Gaw
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SBCVC Fund VI, L.P.

By:	/s/ Chauncey Shey
Name: Chauncey Shey
Title: Executive Partner

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Coatue Tactical Solutions PS Holdings AIV 11 LP

acting through its general partner, Coatue Structured Fund GP LLC

By:	/s/ Brent Duddie
Name: Brent Duddie
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Coatue Tactical Solutions PS Holdings AIV 12 LP

acting through its general partner, Coatue Structured Fund GP LLC

By:	/s/ Brent Duddie
Name: Brent Duddie
Title: Authorised Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Baupost Private Investments A-2, L.L.C.

By:	Baupost Limited Partnership 1983 A-1, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

Baupost Private Investments B-2, L.L.C.

By:	Baupost Limited Partnership 1983 B-1, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

Baupost Private Investments C-2, L.L.C.

By:	Baupost Limited Partnership 1983 C-1, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

[Signature Page to Second Amended and Restated Investor Rights Agreement]

Baupost Private Investments BVI-2, L.L.C.

By:	Baupost Value Partners, L.P.-I, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

Baupost Private Investments BVII-2, L.L.C.

By:	Baupost Value Partners, L.P.-II, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

Baupost Private Investments BVIII-2, L.L.C.

By:	Baupost Value Partners, L.P.-III, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

[Signature Page to Second Amended and Restated Investor Rights Agreement]

Baupost Private Investments BVIV-2, L.L.C.

By:	Baupost Value Partners, L.P.-IV, its sole member

By:	The Baupost Group, L.L.C., its managing general partner

in each case, acting by Richard G. Carona, who is duly authorised to sign on its behalf

By:	/s/ Richard G. Carona
Name: Richard G. Carona
Title: Partner

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Pacific DC Holdings, LP

By:	/s/ Benjamin Baker
Name: Benjamin Baker
Title: COO/Authorized Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Southeast Infrastructure Holdings, LP

By:	/s/ Benjamin Baker
Name: Benjamin Baker
Title: COO/Authorized Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Silver Nexus Holdings, LP

By:	/s/ Benjamin Baker
Name: Benjamin Baker
Title: COO/Authorized Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

SVF II Atlantic (DE) LLC

By:	/s/ Jonathan Duckles
Name: Jonathan Duckles
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

K5 Tech Fund I, LP – Series 111 By: K5 Tech, LLC, the General Partner of the Partnership

By:	/s/ Bryan Baum
Name: Bryan Baum
Title: Managing Member

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Alpha JWC Ventures III, L.P.
By: Alpha JWC Ventures III, GP, L.P., its general partner
By: Alpha JWC Ventures III GP Ltd., its general partner

By:	/s/ Jefrey Joe
Name: Jefrey Joe
Title: Director

By:	/s/ Chandra Tjan
Name: Chandra Tjan
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PT AJWCS SINERGI TIGA

By:	/s/ Jefrey Joe
Name: Jefrey Joe
Title: Director

By:	/s/ Chandra Tjan
Name: Chandra Tjan
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Starr Investments Cayman V, Inc.

By:	/s/ Dorothy Ying Dong
Name: Dorothy Ying Dong
Title: Authorized Signatory

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

B Capital Tech Datacenter Partners Ltd
By: B Capital Management Ltd, as Sole Director of B Capital Tech Datacenter Partners Ltd

By:	/s/ Lorne Baring
Name: Lorne Baring
Title: Director, on behalf of B Capital Management Ltd

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

PT Lestari Investasi Indonesia

By:	/s/ Andry Setiawan
Name: Andry Setiawan
Title: President Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Mega One, SCSp

By:	/s/ Evan Testa
Name: Evan Testa
Title: Agent of the manager Roundtable Lux o.p.s. Sàrl

[Signature Page to Second Amended and Restated Investor Rights Agreement]

In Witness Whereof, the parties have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

Forebright Vision Limited

By:	/s/ IP Kun Wan
Name: IP Kun Wan
Title: Director

[Signature Page to Second Amended and Restated Investor Rights Agreement]

Schedule 1

Details of Investors

[INTENTIONALLY OMITTED]

Schedule 2

Form of Joinder Agreement

[INTENTIONALLY OMITTED]